UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earlit event reported): August 31, 2017

RENNOVA HEALTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

On August 31, 2017, Rennova Health, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) as a private placement with certain existing institutional investors of the Company. Pursuant to the Purchase Agreement, the Company has agreed to issue $2,604,000 aggregate principal amount of Senior Secured Original Issue Discount Convertible Debentures due two years from the date of issuance (the “New Debentures”) and three series of warrants to purchase shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), as further described below (each, a “Warrant” and, collectively, the “Warrants”). The Purchase Agreement contains certain customary representations, warranties and covenants. Gross proceeds from the Purchase Agreement are expected to be $2,100,000. The closing of the offering is expected to occur on or before September 15, 2017 and is subject to, among other things, receving certain consents and other customary closing conditions.

Simultaneously with the offering of New Debentures and Warrants, pursuant to Exchange Agreements, the holders of the Company’s Original Issue Discount Debentures issued on July 17, 2017 and due October 17, 2017 will exchange $4,136,862 principal amount of such debentures for $6,412,136 of new debentures on the same terms as, and pari passu with, the New Debentures (the “Exchange Debentures” and, together with the New Debentures, the “Debentures”) and Warrants. All issuance amounts of Debentures reflect a 24% original issue discount.

The Debentures may be converted at any time at a conversion price equal to $0.26. The Debentures will begin to amortize monthly commencing on the earlier of the 90th day following the closing date or the effective date of a registration statement covering the shares of common stock issuable upon conversion of the Debentures. On each monthly amortization date, the Company may elect to repay 5% of the original principal amount of Debentures in cash or, in lieu thereof, the conversion price of such Debentures shall thereafter be 85% of the volume weighted average price at the time of conversion. In the event the Company does not elect to pay such amortization amounts in cash, each investor, in their sole discretion, may increase the conversion amount subject to the alternative conversion price by up to four times the amortization amount.

If any Event of Default (as defined in the Debentures) occurs, the outstanding principal amount of the Debentures, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the holder’s election, immediately due and payable in cash. Commencing five days after the occurrence of any Event of Default that results in the eventual acceleration of the Debentures, the interest rate on the Debentures shall accrue at an interest rate equal to the lesser of 18% per annum and the maximum rate permitted under applicable law.

The Debentures contain customary affirmative and negative covenants. The conversion price is subject to “full ratchet” and other customary anti-dilution protections as more fully described in the Debentures.

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The Series A Warrants will be exercisable for up to a number of shares of Common Stock equal to 100% of the shares underlying the Debentures. They will be immediately exercisable and have a term of exercise equal to five years. The Series B Warrants will be exercisable for up to a number of shares of Common Stock equal to 100% of the shares underlying the Debentures and are exercisable for a period of 18 months commencing immediately. The Series C Warrants will be exercisable for up to a number of shares of Common Stock equal to 100% of the shares underlying the Debentures and have a term of five years provided such Warrants shall only vest if, when and to the extent that the holders exercise the Series B Warrants. The Warrants each will have an exercise price of $0.26. All Warrants will be subject to “full ratchet” and other customary anti-dilution protections.

As collateral security for all of the Company’s obligations under the Debentures, the Company and substantially all of the Company’s subsidiaries will grant the Debenture holders a security interest in all of the Company’s and such subsidiaries’ assets. To further secure the Company’s obligations, such subsidiaries will also execute a Guarantee, pursuant to which the subsidiaries agree to guaranty the Company’s obligations owed to the Debenture holders.

The securities to be issued under the Purchase Agreement will be issued in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving any public offering. The securities to be issued under the Exchange Agreements will be issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act. This Current Report on Form 8-K (this “Current Report”) does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The Company will be obligated to file a registration statement registering for resale the shares underlying the Debentures and Warrants on or before 20 days after the closing and use best efforts to cause such registration statement to be declared effective within 45 days or 75 days if reviewed. The Company’s failure to satisfy certain conditions and deadlines described in the Registration Rights Agreement may subject it to payment of certain liquidated damages. Additionally, the Company is required to seek shareholder approval to issue in excess of 20% of the Company’s issued and outstanding shares of Common Stock. The holders were also granted a right of participation in up to 50% of any future offerings for so long as the Debentures and Warrants are outstanding.

The Purchase Agreement may be terminated by any purchaser, as to such purchaser’s obligations only, if the closing of the Purchase Agreement has not been consummated by September 15, 2017; provided, however, that such termination will not affect the right of any party to sue for breach by any other party (or parties).

The foregoing description of the Purchase Agreement, the Debentures, the Warrants, and the Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as exhibits to this Current Report and are incorporated herein by reference.

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Item 3.02	Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.147	Securities Purchase Agreement, dated as of August 31, 2017, between Rennova Health, Inc. and each purchaser identified on the signature pages thereto
10.148	Form of Senior Secured Original Issue Discount Convertible Debenture (incorporated by reference to Exhibit A to Exhibit 10.147)
10.149	Form of Series A/B/C Common Stock Purchase Warrant (incorporated by reference to Exhibit C to Exhibit 10.147)
10.150	Form of Exchange Agreement, dated as of August 31, 2017, between Rennova Health, Inc. and the investor signatory thereto

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2017	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.147	Securities Purchase Agreement, dated as of August 31, 2017, between Rennova Health, Inc. and each purchaser identified on the signature pages thereto
10.148	Form of Senior Secured Original Issue Discount Convertible Debenture (incorporated by reference to Exhibit A to Exhibit 10.147)
10.149	Form of Series A/B/C Common Stock Purchase Warrant (incorporated by reference to Exhibit C to Exhibit 10.147)
10.150	Form of Exchange Agreement, dated as of August 31, 2017, between Rennova Health, Inc. and the investor signatory thereto

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